UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12
Brilliant Earth Group, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒    No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 25, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Brilliant Earth Group, Inc. (the “Company”) to be held on Tuesday, June 6, 2023 at 9:00 a.m., Pacific Time. Our Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BRLT2023. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support.
Sincerely,
/s/ Beth Gerstein
Beth Gerstein
Chief Executive Officer and Director

/s/ Eric Grossberg
Eric Grossberg
Executive Chairman

BRILLIANT EARTH GROUP, INC.
300 GRANT AVENUE
THIRD FLOOR
SAN FRANCISCO, CA 94108

Notice of Annual Meeting of Stockholders To be Held on Tuesday, June 6, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of Brilliant Earth Group, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Pacific Time, on Tuesday, June 6, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions by visiting www.virtualshareholdermeeting.com/BRLT2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting is called for the following purposes:
➊    To elect Eric Grossberg, Attica A. Jaques, and Gavin M. Turner as Class II Directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
➋    To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
➌    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our outstanding shares of capital stock, composed of Class A common stock, par value $0.0001 per share, Class B common stock, par value $0.0001 per share, Class C common stock, par value $0.0001 per share, and Class D common stock, par value $0.0001 per share, at the close of business on April 10, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder for a period of ten days prior to the Annual Meeting for a purpose relevant to the meeting by sending an email to legal@brilliantearth.com, stating the purpose of the request and providing proof of ownership of Company stock. This list of stockholders will also be available on the bottom panel of your screen during the Annual Meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Beth Gerstein
Beth Gerstein
Chief Executive Officer and Director

/s/ Eric Grossberg
Eric Grossberg
Executive Chairman
San Francisco, California
April 25, 2023

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iii

PROXY STATEMENT
BRILLIANT EARTH GROUP, INC.
300 GRANT AVENUE
THIRD FLOOR
SAN FRANCISCO, CA 94108

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Brilliant Earth Group, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 6, 2023 (the “Annual Meeting”), at 9:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BRLT2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of capital stock, composed of Class A common stock, par value $0.0001 per share, Class B common stock, par value $0.0001 per share, Class C common stock, par value $0.0001 per share, and Class D common stock, par value $0.0001 per share, (collectively, “Common Stock”), at the close of business on April 10, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock and our Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, and each share of Class C common stock and Class D common stock entitles its holders to ten votes per share on all matters presented to our stockholders generally. At the close of business on the Record Date, there were 11,621,521 shares of Class A common stock, 35,476,085 shares of Class B common stock, and 49,119,976 shares of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 2.2%, 6.6%, and 91.2% of the voting power of our Common Stock, respectively. As of the Record Date, there were no shares of Class D common stock issued and outstanding and entitled to vote at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 25, 2023 to our stockholders as of the Record Date.

In this proxy statement, unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Brilliant Earth Group, Inc., and, unless otherwise stated, all of its subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 6, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at www.proxyvote.com.

Proposals and Recommendations of the Board

This section summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as the 2022 Annual Report carefully before voting.

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted as indicated below.

Proposal 1	Board Recommendation and Page Number
Election of three Class II Directors for a three- year term ending at the 2026 Annual Meeting of Stockholders	The Board recommends a vote “FOR” Eric Grossberg, Attica A. Jaques, and Gavin M. Turner. See “Proposal One — Election of Directors” beginning on page 11 of this proxy statement.

Proposal 2	Board Recommendation and Page No.
Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023
The Board recommends a vote “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023.
See “Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 15 of this proxy statement

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because the Company’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, the Company is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. The Internet Notice instructs you on how to access and review the important information contained in this proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc.at 1 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 10, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock and our Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, and each share of Class C common stock and Class D common stock entitles its holders to ten votes per share on all matters presented to our stockholders generally. Holders of our Common Stock will vote together as a single class on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 11,621,521 shares of Class A common stock, 35,476,085 shares of Class B common stock, and 49,119,976 shares of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 2.2%, 6.6%, and 91.2% of the voting power of our Common Stock, respectively. As of the Record Date, there were no shares of Class D common stock issued and outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a "record holder" and holding shares in "street name"?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in "street name"?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting only if you are a Brilliant Earth Group, Inc. stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/BRLT2023. You will also be able to vote your shares electronically at the Annual Meeting.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for check-in procedures. If you hold your shares in “street name” through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

Why hold a virtual meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation because stockholders can participate from any location around the world.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting?
We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, the information for assistance will be located at www.virtualshareholdermeeting.com/BRLT2023.

What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the person presiding over the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one internet notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, you may vote:

•by Internet—You can vote over the internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•Electronically at the Meeting—If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 5, 2023. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/BRLT2023 and entering the 16-digit control number included on their Internet Notice, proxy card or the instructions that accompanied their proxy materials. The Annual Meeting webcast will begin promptly at 9:00 a.m., Pacific Time, on June 6, 2023.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. You may visit www.virtualshareholdermeeting.com/BRLT2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm.

Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;

•by giving written notice of revocation to the Secretary of Brilliant Earth Group, Inc. prior to the Annual Meeting; or
•by voting electronically at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.

Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 5 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2:	The affirmative vote of the holders of a	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Ratification of Appointment of Independent Registered Public Accounting Firm	majority in voting power of the votes cast.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of BDO USA, LLP as our independent registered accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of BDO USA, LLP.

What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where will I be able to find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic.
We will not address questions that are, among other things:
•    irrelevant to the business of the Company or to the business of the Annual Meeting;
•    related to material non-public information of the Company, including the status or results of our business since our most recent Quarterly Report on Form 10-Q;
•    related to any pending, threatened or ongoing litigation;
•    related to personal grievances;
•    derogatory references to individuals or that are otherwise in bad taste;
•    substantially repetitious of questions already made by another stockholder;
•    in excess of the two-question limit;
•    in furtherance of the stockholder’s personal or business interests; or
•    out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend at the Annual Meeting?”

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term expires at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Beth Gerstein and Ian M. Bickley; the current Class II Directors are Eric Grossberg, Gavin M. Turner, and Attica A. Jaques; and the current Class III Directors are Beth J. Kaplan and Jennifer N. Harris.

In connection with the initial public offering (“IPO”) of our Class A common stock in September 2021 we entered into a Stockholders Agreement (the “Stockholders Agreement”) by and among the Company, Just Rocks, Inc., a Delaware corporation (“Just Rocks’), an entity jointly owned and controlled by our co-founders Beth Gerstein and Eric Grossberg, and Mainsail (as defined below). Pursuant to the terms of the Stockholders Agreement, each of Mainsail and Just Rocks have been granted certain Board designation rights so long as each maintains a specified percentage of ownership of our outstanding Common Stock. Beth Gerstein and Eric Grossberg have been designated by Just Rocks as a Class I and a Class II director, respectively. Gavin M. Turner and Beth J. Kaplan have been designated by Mainsail as a Class II and a Class III director, respectively. In addition, pursuant to the terms of the Stockholders Agreement, each of Mainsail and Just Rocks have agreed to vote, or cause to vote, all of their outstanding shares of our Common Stock at any annual or special meeting of stockholders at which directors are elected and to take all necessary action to cause the election of the Mainsail designated directors and Just Rocks designated directors. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors of the Company. For more information, see “Corporate Governance—Stockholders Agreement” and “—Controlled Company.”

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class II Directors the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

NOMINEES FOR CLASS II DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The current members of the Board who are also nominees for election to the Board as Class II Directors are as follows:

Name	Age	Director Since	Position with the Company
Attica A. Jaques	50	2021	Director
Eric Grossberg	46	2021	Executive Chairman
Gavin M. Turner	50	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee are as follows:

Eric Grossberg
Mr. Grossberg has served as Brilliant Earth Group, Inc.’s Executive Chairman of the Board since its formation, and he co-founded Brilliant Earth, LLC in 2005 and served as its co-Chief Executive Officer from its founding until March 2021 and as a member of its board of managers from its founding to September 2021. Mr. Grossberg received a Bachelor of Arts in Environmental Science & Public Policy from Harvard University and an MBA from the Stanford University Graduate School of Business. We believe Mr. Grossberg is qualified to serve as a member of our Board because of the perspective and experience he brings as our co-founder and former co-Chief Executive Officer.

Attica A. Jaques
Ms. Jaques has served as a member of Brilliant Earth Group, Inc.’s Board since its formation and served as a member of the board of managers of Brilliant Earth, LLC from June 2021 to September 2021. From December 2019 to April 2023, Ms. Jaques served as Head of Global Brand Marketing, Consumer Apps at Google LLC. Prior to joining Google, she was Senior Vice President of Global Brand Management at Under Armour, Inc. from April 2016 to August 2019. Prior to this, Ms. Jaques was the Vice President of Global Marketing at the Gap from February 2013 to January 2016 where she successfully launched the Gap, Banana Republic and Old Navy in international markets and built upon her marketing experience in luxury fashion and public relations at Barney’s New York and Prada. Ms. Jaques has received numerous awards and honors, including the Cannes Lion Award for Marketing Innovation in June 2021, being named one of the most influential women in business by Black Enterprise in February 2019, and being named Advertising Age’s “Women to Watch” in June 2015. Ms. Jaques also serves on the board of directors of Mission Advancement Corp. and was previously on the board of the Smithsonian Museum from 2015 until 2020. Ms. Jaques received a Master’s degree in Strategic Communications from Columbia University and a Bachelor’s degree in Sociology from UCLA. We believe Ms. Jaques is qualified to serve as a member of our Board because of her extensive experience into the development of global brands, multi-channel retailing, and emerging market and channel opportunities.

Gavin M. Turner
Mr. Turner has served as a member of Brilliant Earth Group, Inc.’s Board since its formation and served as a member of the board of managers of Brilliant Earth, LLC from December 2012 to September 2021. Mr. Turner co-founded Mainsail Partners, a growth equity investment firm, in April 2003 and has served as a Managing Partner since the firm’s inception. Prior to founding Mainsail, Mr. Turner held a variety of investment roles at Summit Partners, a global venture capital firm from 1995 to 2002. Altogether Mr. Turner has over 25 years of experience as a growth equity investor in private technology companies, and has served on numerous private company boards. Mr. Turner received a Bachelor of Economics from Stanford University and an MBA from Stanford University Graduate School of Business. We believe Mr. Turner is qualified to serve as a member of our Board because of his extensive experience in the private equity industry, his business and leadership experience, and his experience with scaling technology companies.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Director Since	Position with the Company
Ian M. Bickley	59	2021	Director
Beth Gerstein	47	2021	Director, Chief Executive Officer

Ian M. Bickley
Mr. Bickley has served as a member of Brilliant Earth Group, Inc.’s Board since June 2021 and served as a member of the board of managers of Brilliant Earth, LLC from June 2021 until September 2021. Since April 19, 2023, Mr. Bickley has served as the Interim Chief Executive Officer of The Body Shop International Limited, a retailer of cosmetics, skin-care products and perfumes. From July 2017 to December 2018, Mr. Bickley served as President, Global Business Development and Strategic Alliances for Tapestry, Inc., a NYSE-listed house of modern luxury lifestyle and accessory brands including Coach, Kate Spade, and Stuart Weitzman. Prior to that, Mr. Bickley held a number of executive roles at Tapestry, Inc. (formerly Coach, Inc.) serving as President, International Group for Coach, Inc. from August 2013 to July 2017, President, Coach International from February 2006 to August 2013, President and Chief Executive Officer of Coach Japan from August 2001 to February 2006, Vice President, Coach Japan from 1997 to 2001 and other successively senior positions since joining in 1993. Mr. Bickley has also served on the board of directors of Crocs, Inc., a Nasdaq-listed casual lifestyle footwear and accessories brand, since April 2015, and the board of directors of Natura & Co. Holding S.A., a NYSE-listed Brazilian global beauty and cosmetics company, since April 2019. We believe Mr. Bickley is qualified to serve as a member of our Board because of his extensive experience and insight into the development of global brands, multi-channel retailing, and emerging market and channel opportunities.

Beth Gerstein
Ms. Gerstein has served as Brilliant Earth Group, Inc.’s Chief Executive Officer and a member of its Board since its formation. She co-founded Brilliant Earth, LLC in 2005, serving as its co-Chief Executive Officer until March 2021 and a member of its board of managers from its founding until September 2021, and has served as Brilliant Earth, LLC’s Chief Executive Officer since March 2021. Ms. Gerstein received a Bachelor of Science in Biomedical and Electrical Engineering from Duke University, a Master of Science in Electrical Engineering from Massachusetts Institute of Technology, and an MBA from the Stanford University Graduate School of Business. We believe Ms. Gerstein is qualified to serve as a member of our Board because of the perspective and the executive leadership experience she brings as our co-founder and Chief Executive Officer.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Director Since	Position with the Company
Jennifer N. Harris	55	2021	Director
Beth J. Kaplan	65	2021	Director

Jennifer N. Harris
Ms. Harris has served as a member of Brilliant Earth Group, Inc.’s Board since its formation and served as a member of the board of managers of Brilliant Earth, LLC from April until September 2021. From December 2013 to April 2021, Ms. Harris served as Chief Financial Officer of Q2 Holdings, Inc., a provider of digital transformation solutions for banking and lending, where she previously served as the Vice President and Corporate Controller from March 2013 until November 2013. Prior to her time at Q2 Holdings Inc., Ms. Harris was the Interim Corporate Controller for Blackbaud, Inc., a provider of software solutions to nonprofit organizations and educational institutions, from May 2012 until November 2012. From April 2005 until May 2012, Ms. Harris held various financial positions with Convio, Inc., a provider of SaaS constituent engagement solutions, most recently as Vice President, Controller and Principal Accounting Officer, from October 2010 until May 2012, when Convio was acquired by Blackbaud. Ms. Harris also serves on the boards of directors of Jumio Corporation, Brillio, and Enverus. Ms. Harris received a B.S. in Business from Indiana University. We believe Ms. Harris is qualified to serve as a member of our Board because of her extensive experience in operating, advising and investing in the consumer sector.

Beth J. Kaplan
Ms. Kaplan has served as a member of Brilliant Earth Group, Inc.’s Board since its formation and served as a member of the board of managers of Brilliant Earth, LLC from October 2020 until September 2021. From March 2013 until November 2015, Ms. Kaplan was the President and Chief Operating Officer at Rent the Runway, where she has also served as a member of the board of directors since March 2013. Ms. Kaplan is also currently a Venture Partner at Revolution Venture where she invests in and advises early-stage consumer-oriented companies. Prior to her time at Rent the Runway, she served as President, Chief Merchandising and Marketing Officer, and Director at General Nutrition Centers Inc., during which she played an integral role in the company’s 2011 initial public offering. Ms. Kaplan has held numerous leadership positions at Bath & Body Works, Rite Aid Drugstores, and Procter & Gamble. In addition to her current role as a director of Rent the Runway, Ms. Kaplan also serves on the board of directors of The Howard Hughes Corporation and Crocs, Inc., and as a director and advisor of Care/of and Cooper’s Hawk. Ms. Kaplan received both a Bachelor of Science degree and an MBA from the Wharton School of the University of Pennsylvania. We believe Ms. Kaplan is qualified to serve as a member of our Board because of her extensive experience in operating, advising and investing in companies in the consumer sector.

We believe that all of our current Board members and nominees for Class II directors possess the professional and personal qualifications necessary for Board service.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of BDO USA, LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

BDO USA, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither BDO USA, LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of BDO USA, LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of BDO USA, LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of BDO USA, LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions will have no effect on the outcome of the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of BDO USA, LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Jennifer N. Harris (Chair)
Ian M. Bickley
Attica A. Jaques

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees of BDO USA, LLP, our independent registered public accounting firm, billed to us for the fiscal years ended December 31, 2022 and 2021 for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit Fees	$601,747	$619,039
Audit-Related Fees	$30,000	$25,000
Tax Fees	__	__
All Other Fees	__	__
Total Fees	$631,747	$644,039

AUDIT FEES
For the year ended December 31, 2022, audit fees consist of fees for the audit of our consolidated financial statements for the year ended December 31, 2021, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q, and fees billed in connection with the filing of registration statements on Form S-8 and Form S-3. For the year ended December 31, 2021, audit fees consist of fees for the audit of our consolidated financial statements for the year ended December 31, 2020, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with regulatory filings or engagements, including fees billed in connection with our IPO in September 2021.
AUDIT-RELATED FEES
For the years ended December 31, 2022 and December 31, 2021, audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

TAX FEES
Tax fees comprise fees for a variety of permissible professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no tax fees billed for the years ended December 31, 2022 or December 31, 2021.

ALL OTHER FEES
There were no fees billed for “other services” for the years ended December 31, 2022 or December 31, 2021.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee adopted a policy (the “Pre-Approval Policy”) in connection with our IPO, which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage an independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-approval by the Audit Committee, it requires specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

In connection with the Pre-Approval Policy, the Audit Committee may periodically review and pre- approve any services (and related fee levels or budgeted amounts) that may be provided by the independent auditor without first obtaining specific preapproval from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The above-described services to the Company provided by BDO USA, LLP since the Pre-Approval Policy was adopted in 2021 were approved in accordance with the Pre-Approval Policy.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Beth Gerstein[1]	47	Chief Executive Officer
Eric Grossberg[2]	46	Executive Chairman
Jeffrey Kuo[3]	47	Chief Financial Officer
1    See biography on page 13 of this proxy statement.
2    See biography on page 12 of this proxy statement.
3    Mr. Kuo has served as Brilliant Earth Group, Inc.’s Chief Financial Officer since its formation, and he has served as the Chief Financial Officer of Brilliant Earth, LLC since March 2020. Mr. Kuo joined Brilliant Earth, LLC in 2015 and previously served as its Vice President of Technology and Vice President of Finance & Technology until March 2020 when he became the Chief Financial Officer. Before joining Brilliant Earth, LLC, Mr. Kuo founded and served as the President and Manager of Xetum LLC, a wristwatch company. Prior to founding Xetum LLC, Mr. Kuo was a management consultant with Bain & Company. Mr. Kuo received a Bachelor of Arts in Biochemical Sciences from Harvard University and an MBA from the Stanford University Graduate School of Business.

CORPORATE GOVERNANCE
GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at www.brilliantearth.com, or by writing to our offices at 300 Grant Street, Third Floor, San Francisco, CA 94108.
BOARD COMPOSITION
Our Board currently consists of seven (7) members: Ian M. Bickley, Beth Gerstein, Eric Grossberg, Jennifer N. Harris, Attica A. Jaques, Beth J. Kaplan, and Gavin M. Turner. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

STOCKHOLDERS AGREEMENT
In connection with our IPO, we entered into a Stockholders Agreement with (i) Mainsail Partners III L.P., a Delaware limited partnership and the Mainsail Holdcos (as defined in the Stockholders Agreement) (collectively, “Mainsail”), and (ii) Just Rocks granting each of Mainsail and Just

Rocks certain board designation rights so long as each maintains a specified percentage of ownership of our outstanding common stock.

Pursuant to the terms of the Stockholders Agreement, Mainsail has the right to designate (i) two of our directors for as long as Mainsail directly or indirectly, beneficially owns, in the aggregate, 15% or more of our Class A common stock (assuming that all outstanding common units of Brilliant Earth, LLC ("LLC Interests") are redeemed for shares of our Class A common stock on a one-for-one basis) or (ii) one of our directors for as long as Mainsail directly or indirectly, beneficially owns, in the aggregate, 5% or more of our Class A common stock (assuming that all outstanding LLC Interests in Brilliant Earth, LLC are redeemed for shares of our Class A common stock on a one-for-one basis), and Just Rocks shall have the right to designate (i) two of our directors, for as long as Just Rocks directly or indirectly, beneficially owns, in the aggregate, 15% or more of our Class A common stock and Class D common stock, combined (assuming that all outstanding LLC Interests are redeemed for shares of our Class A common stock or Class D common stock, on a one-for-one basis) or (ii) one of our directors for as long as Just Rocks directly or indirectly, beneficially owns, in the aggregate, 5% or more of our Class A common stock and Class D common stock, combined (assuming that all outstanding LLC Interests are redeemed for shares of our class A common stock or Class D common stock, on a one-for-one basis). Each of Mainsail and Just Rocks have agreed to vote, or cause to vote, all of their outstanding shares of our Common Stock at any annual or special meeting of stockholders at which directors are elected and to take all necessary action to cause the election of the Mainsail designated directors and Just Rocks designated directors. Additionally, pursuant to the Stockholders Agreement, we agreed to take all commercially reasonable actions to, among other things, cause (1) the Board to be comprised of at least seven (7) directors, or such other number of Directors as the Board may determine in accordance with the terms of the Stockholders Agreement and the Company’s organizational documents, (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be directors are to be elected at each annual meeting of our stockholders at which a director’s term expires; (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board; and (4) a Just Rocks designated director to be the Chairperson of the Board. In addition, Mainsail has the right, but not the obligation, to designate one (1) director to our Compensation Committee. The Stockholders Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws or the Securities Act of 1933, as amended (the “Securities Act”) and Exchange Act of 1934, as amended (the “Exchange Act”).

The Stockholders Agreement will terminate upon the earliest to occur of (i) each of Mainsail or Just Rocks ceasing to own our Class A common stock, Class B common stock, Class C common stock or Class D common stock, (ii) each of Mainsail or Just Rocks ceasing to have any director designation rights, or (iii) as agreed unanimously in writing between us, Mainsail and Just Rocks.

As a result of the Stockholders Agreement and the aggregate voting power of the parties thereto, we expect that the parties to the agreement acting in conjunction will control the election of the Company’s directors. Please see “—Controlled Company,” below.

DIRECTOR INDEPENDENCE

Our Board has affirmatively determined that each of Ian M. Bickley, Jennifer N. Harris, Attica A. Jaques, Beth J. Kaplan, and Gavin M. Turner qualifies as an “independent director,” as defined under the applicable Nasdaq Stock Market LLC rules (the “Nasdaq Rules”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by the Nasdaq Rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that certain of our directors are affiliated with significant stockholders of the Company. There are no family relationships among any of our executive officers and directors.

CONTROLLED COMPANY
Mainsail and Just Rocks, in the aggregate, hold more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the Nasdaq Rules. As such, we qualify for exemptions from certain corporate governance requirements, including that a majority of our Board consist of “independent directors,” as defined under the Nasdaq Rules. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq Rules.

While currently five of the seven directors on our Board are independent under the Nasdaq Rules, and our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee has each adopted a formal written charter and each consists entirely of independent directors under the Nasdaq Rules, for so long as we remain a “controlled company,” we may avail ourselves of exemptions available to “controlled companies” in the future.

If at any time we cease to be a “controlled company” under the Nasdaq Rules, our Board intends to take any action that may be necessary to comply with the Nasdaq Rules, subject to a permitted “phase-in” period.
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Stockholders Agreement. The Nominating and Corporate Governance Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Board believes that the Board membership should reflect a diversity of experience, qualifications, skills, gender, race and age in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

Ms. Jaques, one of our Class II Director nominees, was recommended by a non-management director. Mr. Turner, another of our Class II Director nominees, was designated as director on our Board by Mainsail pursuant to the Stockholders Agreement.

In evaluating director candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee in recommending candidates for election, and the Board may also consider the following criteria as well as any other factor that they deem to be relevant such as experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry, operations, and target markets; ability to exercise mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; leadership skills; experience in finance and accounting and/or executive compensation practices; whether a candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and diversity of background and perspective, including, but not limited to, with respect to age, gender, race and geographic background as well as diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o General Counsel, Brilliant Earth Group, Inc., 300 Grant Avenue, Third Floor, San Francisco, CA 94108. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM STOCKHOLDERS
Stockholders of the Company may communicate directly with the independent members of the Board or any Chair of a Board committee about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Brilliant Earth Group, Inc., Attn: General Counsel, 300 Grant Avenue, Third Floor, San Francisco, CA 94108, subject to compliance with the requirements and parameters noted below. Such communications may be made confidentially or anonymously.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following regarding the person submitting the communication: a statement of the type and amount of the securities of the Company that the person holds, and the address, telephone number and e-mail address, if any, of the person.
The following types of communications are considered inappropriate for delivery to directors:
•Communications regarding individual grievances or other interests that are personal to the party submitting the communication;
•Communications regarding ordinary business operations; and

•Communications that contain offensive, obscene or abusive content.
Communications deemed to comply with the above requirements and to be appropriate for delivery will be delivered to the applicable director(s) on a periodic basis, generally in advance of each regularly scheduled meeting of the Board.
Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Mr. Grossberg, one of our co-founders, has served as Executive Chair of our Board since our formation and previously served as our co-Chief Executive Officer until March 2021. Ms. Gerstein, our other co-founder serves as our Chief Executive Officer. We believe that the current separation of the roles of Chair and Chief Executive Officer is appropriate given our Company’s strategic and operational priorities. This structure allows the Chief Executive Officer to focus on our business and operations, while continuing to leverage the Executive Chair’s experience, perspective and vision to focus on long-term growth and strategic initiatives.

Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect a lead director. We currently do not have a lead director. Although the Chair of our Board is not an independent director and currently we do not have a lead director, our Board believes that separation of the positions of Chair and Chief Executive Officer, combined with the independent leadership of each of our Board committees, reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

The Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management policies and strategy, the most significant risks facing us, and overseeing the implementation of risk mitigation strategies by management. Our Board is responsible for regularly reviewing information regarding and risks related to our credit, liquidity, and operations. Our Audit Committee is responsible for reviewing and discussing our policies with respect to risk assessment and risk management, including with respect to financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. While each of our Board committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly kept informed of through committee reports and is also kept apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ANTI-HEDGING POLICY

Our Board has adopted an Insider Trading Compliance Policy, which applies to our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. A copy of the policy is available on our website at www.brilliantearth.com in the “Governance” section of the “Investors” page.
CODE OF ETHICS
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at www.brilliantearth.com in the “Governance” section of the “Investors” page. We intend that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or Nasdaq Rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were four meetings of the Board during the fiscal year ended December 31, 2022. Each director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at www.brilliantearth.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chief Executive Officer or the Chair of the appropriate committee in advance of such meeting.

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. All of our directors attended our 2022 annual meeting of stockholders.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Ian M. Bickley	X		Chair
Jennifer N. Harris	Chair	X
Attica A. Jaques	X		X
Beth J. Kaplan		Chair	X
Gavin M. Turner		X

AUDIT COMMITTEE

Our Audit Committee is responsible for, among other matters:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•oversight of the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions;
•reviewing the adequacy of the Company’s internal control over financial reporting; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

The Committee may conduct or authorize investigations into any matters within the scope of the duties and responsibilities delegated to the Committee.

The Audit Committee charter is available on our website at www.brilliantearth.com. The current members of the Audit Committee are Jennifer N. Harris (Chair), Ian M. Bickley, and Attica A. Jaques. Our Audit Committee is composed entirely of members of the Board who satisfy the standards of independence established for independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board. Our Board has also determined that each of Jennifer N. Harris, Ian M. Bickley, and Attica A. Jaques meets the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and Ms. Harris qualifies as an “audit committee financial expert” within the meaning of the SEC rules.

The Audit Committee met six times during the fiscal year ended December 31, 2022.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

•reviewing, approving, and making recommendations to the Board regarding the compensation of the Chief Executive Officer and other executive officers of the Company;
•reviewing and making recommendations to our Board regarding the compensation of our directors;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•overseeing and periodically reviewing with management the Company’s strategies, policies and practices with respect to human capital management and management development, including with respect to matters such as diversity, equity, and inclusion; workplace environment and culture; employee engagement and effectiveness; and talent recruitment, development, and retention; and
•appointing and overseeing any compensation consultants.

Pursuant to the Compensation Committee’s charter, which is available on our website at www.brilliantearth.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged Compensia, a compensation consulting firm (“Compensia”), to assist it in connection with the decisions regarding the amount and type of compensation to provide our executive officers. All executive compensation services provided by Compensia during 2022 were conducted under the direction or authority of the Compensation Committee, and all work performed by Compensia was approved by the Compensation Committee.

The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Committee may conduct or authorize investigations into any matters within the scope of the duties and responsibilities delegated to the Committee, including the authority to request any officer, employee or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.

The current members of our Compensation Committee are Beth J. Kaplan (Chair), Jennifer N. Harris, and Gavin M. Turner. Each member of our Compensation Committee meets the requirements for independence under the current Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee membership, and qualifies as a non-employee director, as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee met five times during the fiscal year ended December 31, 2022.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreement (for so long as such agreement is in effect);
•recommending to our Board the nominees for election to our Board at annual meetings of stockholders, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreement (for so long as such agreement is in effect);
•reviewing, and providing oversight with respect to, the Company’s strategy, initiatives and policies concerning corporate social responsibility, including environmental and social matters;
•overseeing an evaluation of the Board and its committees; and
•developing and recommending to our Board a set of corporate governance guidelines and principles.

The Nominating and Corporate Governance Committee charter is available on our website at www.brilliantearth.com. Our Nominating and Corporate Governance Committee consists of Ian M. Bickley (Chair), Attica A. Jaques, and Beth J. Kaplan. Each member of the Nominating and

Corporate Governance Committee meet the requirements for independence under applicable Nasdaq Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2022.

BOARD DIVERSITY MATRIX (as of April 25, 2023)

Board Size:
Total Number of Directors: 7

Part I: Gender Identity
	Male	Female	Non-Binary	Did Not Disclose Gender
Directors	2	4	_	1
Part II: Demographic Background
African American or Black	1
White	5
Did Not Disclose Demographic Background	1

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2022, our chief executive officer and our two other highest-paid executive officers, or our named executive officers or "NEOs", were as follows:

•Beth Gerstein, Chief Executive Officer;
•Eric Grossberg, Executive Chairman; and
•Jeffrey Kuo, Chief Financial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the current programs summarized in this discussion.

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)[1]	Total ($)
Beth Gerstein, Chief Executive Officer	2022 2021	600,000 610,2202	__ __	__ __	__ __	12,200 11,600	612,200 621,820

Eric Grossberg, Executive Chairman	2022 2021	600,000 610,2202	__ __	__ __	__ __	12,200 11,600	612,200 621,820

Jeffrey Kuo, Chief Financial Officer	2022 2021	375,000 317,2252	110,1563 200,000	1,254,0824 __	__ 229,646	12,200 11,600	1,751,438 758,471

1 Amounts reported for each of the named executive officers include matching contributions made by us under our 401(k) plan.
2 Includes $30,000 paid to each of Ms. Gerstein and Mr. Grossberg and $15,000 paid to Mr. Kuo, in each case, in 2021 as reimbursement of a salary reduction of twenty percent between April 1, 2020 and June 20, 2020 in response to the emergence of COVID-19 and its impact on our business.

3 Reflects the amount awarded to Mr. Kuo in 2023 for 2022 performance pursuant to the 2022 Bonus Plan (as defined below). For a discussion of Mr. Kuo’s annual bonus opportunity, please see the section entitled “Narrative to Summary Compensation Table –Annual Bonuses.”

4 Reflects grant date fair value of restricted stock unit awards granted during the year ended December 31, 2022 computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. See Note 10, Equity-Based Compensation, to the financial statements included our audited consolidated financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on March 21, 2023. The amount reported in this column reflects the aggregate grant date fair value for the restricted stock unit awards as determined for financial accounting purposes and does not correspond to the actual economic value that may be received by Mr. Kuo from this award.

NARRATIVE TO SUMMARY COMPENSATION TABLE

Base Salaries
Our named executive officers receive an annual base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The annual base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Each of Ms. Gerstein’s, Mr. Grossberg’s and Mr. Kuo’s annual base salary was set in connection with the commencement of her or his service to us and is adjusted periodically.

For fiscal year 2022, Ms. Gerstein and Mr. Grossberg each had an annual base salary of $600,000, which remained unchanged from fiscal year 2021. In early fiscal year 2022, Mr. Kuo’s annual base salary was adjusted from $315,000 to $375,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2022.

Annual Bonuses
In early 2022, the Compensation Committee adopted a bonus plan for the year ended December 31, 2022 (the “2022 Bonus Plan”). The Compensation Committee established financial metrics to measure Company performance in connection with awards under the 2022 Bonus Plan. The Compensation Committee determined that payouts of bonuses under the 2022 Bonus Plan would also be subject to individual performance goals and the Company meeting certain ESG goals for 2022. Mr. Kuo’s target bonus under the 2022 Bonus Plan was $187,500, and in March 2023, the Compensation Committee approve a payout to Mr. Kuo of $110,156 under the 2022 Bonus Plan. For fiscal year 2022, Ms. Gerstein and Mr. Grossberg each requested that the Compensation Committee not include them in any bonus program for fiscal year 2022, and the Compensation Committee agreed to that request.

EXECUTIVE COMPENSATION ARRANGEMENTS

Prior to our IPO, we entered into an offer letter with each of our NEOs. Each offer letter set forth the title and base salary for the executive and summarized the other terms and conditions applicable to the executive’s employment with us.

On September 22, 2021, the Company entered into an employment agreement which amended and restates any prior employment arrangement with each of Ms. Gerstein and Messrs. Grossberg and Kuo, to serve as our Chief Executive Officer, Executive Chairman, and Chief Financial Officer, respectively. These employment agreements provide for at-will employment, an annual base salary, and eligibility to participate in the health and welfare benefit plans and programs maintained by the Company. Each employment agreement provides that each named executive officer remains a party to a previously executed proprietary information and inventions agreement with the Company (or its predecessor in interest, as applicable).

Pursuant to Ms. Gerstein’s employment agreement, beginning on January 1, 2022, in addition to her annual base salary of $600,000, she is eligible to earn an annual cash performance bonus targeted at 75% of her base salary. The amount of any bonus that will be payable in respect of any fiscal year will be based on the attainment of performance metrics and/or individual performance objectives established and evaluated by the Board or the Compensation Committee. For fiscal year 2022, Ms. Gerstein requested that the Compensation Committee not include her in any bonus program, and the Compensation Committee agreed to that request.

Pursuant to Mr. Grossberg’s employment agreement, beginning on January 1, 2022, in addition to his annual base salary of $600,000, he is eligible to earn an annual cash performance bonus targeted at 56.25% of his base salary. The amount of any bonus that will be payable in respect of any fiscal year will be based on the attainment of performance metrics and/or individual performance objectives established and evaluated by the Board or the Compensation Committee. For fiscal year 2022, Mr. Grossberg requested that the Compensation Committee not include him in any bonus program, and the Compensation Committee agreed to that request.

Pursuant to Mr. Kuo’s employment agreement, for the year ended December 31, 2022, Mr. Kuo was eligible to earn an annual cash performance bonus targeted at 50% of his base salary. The amount of the bonus payable in respect of the fiscal year ended December 31, 2022 was based on the attainment of performance metrics and established individual performance objectives established and evaluated by the Board or the Compensation Committee.

In March 2023, the Compensation Committee adopted the 2023 bonus plan. Under the 2023 plan, the payout bonuses are subject to the Company’s achievement of certain financial metrics and ESG goals and each executive’s achievement of certain personal performance goals. Ms. Gerstein, Mr. Grossberg, and Mr. Kuo are eligible to participate in the plan.

Equity Compensation
In February 2022, our Compensation Committee approved a grant of 87,719 restricted stock units relating to our Class A common stock to Mr. Kuo under the 2021 Plan. The restricted stock units vest as follows, subject to Mr. Kuo’s continued service with us through the applicable vesting date, as to 25% of the restricted stock units initially subject to the award on February 15, 2023, and as to 1/16th of the restricted stock units initially subject to the award on each quarterly anniversary thereafter until the award is fully vested. In September 2022, our Compensation Committee approved a grant of 31,830 restricted stock units relating to our Class A common stock to Mr. Kuo under the 2021 Plan. The restricted stock units vest as follows, subject to Mr. Kuo’s continued service with us through the applicable vesting date, as to 25% of the restricted stock units initially subject to the award on August 15, 2023, and as to 1/16th of the restricted stock units initially subject to the award on each quarterly anniversary thereafter until the award is fully vested.

Other Elements of Compensation

Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we make safe harbor matching contributions in the 401(k) plan up to a specified percentage of each NEO’s contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. Each NEO received Company-paid matching contributions under the 401(k) plan in 2022.

Health/Welfare Plans.
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; short-term and long-term disability insurance; and life insurance.

No Tax Gross-Ups
We have not made gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END
The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2022.

Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Jeffrey Kuo	8/15/2022[1]					31,830	137,187
	2/15/2022[1]					87,719	378,069
	9/22/2021[2]	31,167	14,186	$12.00	9/22/2031
	9/22/2021	9,112		$12.00	9/22/2031
	8/31/2020[3]					102,000	439,620[4]

[1] Award of restricted stock units vests as to 25% of the total number of restricted stock units subject to the award on the first anniversary of the vesting commencement date, and as to 1/16th of the total number of restricted stock units subject to the award on each quarterly anniversary of the vesting commencement date thereafter, in each case, subject to continued service.

[2] Option to purchase shares of our Class A common stock that vests in substantially equal monthly installments through March 31, 2024, subject to Mr. Kuo's continued employment with the Company.

3 LLC Interests that are subject to a risk of forfeiture upon a termination of employment. The LLC Interests vest, and the substantial risk of forfeiture lapses, in substantially equal installments through March 31, 2024. After vesting, the LLC Interests are issued with corresponding shares of Class B common stock on a one-for-one basis, and Class B common stock (along with the corresponding LLC Interest) is convertible into Class A common stock on a one-for-one basis.

[4] There is no established public trading market for our LLC Interests or Class B common stock; however, each share of Class B common stock is convertible into one share of Class A common stock. Amount reported based on $4.31, which was the closing trading price of a share of Class A common stock as of December 30, 2022, the last trading day of the year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As of December 31, 2022, the following securities were authorized for issuance under our equity compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)
Plan Category:
Equity compensation plans approved by security holders:[1]			8,767,198[2]
Restricted Stock Units (Class A Common Stock)	3,158,686[3]
Options to Purchase Class A Common Stock	857,615 [4]	$12.00
Equity compensation plans not approved by security holders	__	__	__

1Consists of the 2021 Plan and the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”).
2The number of shares authorized under our 2021 Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 5% of the shares of Class A common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by the Board or the Compensation Committee. The number of shares authorized under the ESPP will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 1% of the shares of Class A Common Stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by the Board or the Compensation Committee, provided however, no more than 15,830,883 shares of Class A common stock may be issued under the ESPP.
3Consists of outstanding restricted stock units under the 2021 Plan. Each restricted stock unit constitutes the right to be issued one share of Class A common stock after vesting.
4Consists of outstanding options to purchase Class A common stock under the 2021 Plan.

BOARD COMPENSATION

2022 Director Compensation Table
The following table sets forth information for 2022 regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during 2022. Ms. Gerstein who serves as our Chief Executive Officer and Mr. Grossberg who serves as our Executive Chairman do not receive additional compensation for their service as directors, and therefore are not included in the Director Compensation table below. All compensation paid to Ms. Gerstein and Mr. Grossberg is reported above in the “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Stock Awards ($)(1)	Total ($)
Ian M. Bickley	$29,000	210,420	239,420
Jennifer N. Harris	$70,000	135,975	205,975
Attica A. Jaques	$50,000	135,975	185,975
Beth J. Kaplan	$64,000	135,975	199,975
Gavin M. Turner[2]
[1]Amounts reflect the aggregate grant date fair value of restricted stock units granted in 2022, computed in accordance with the provisions of ASC Topic 718, Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting, settlement or exercise of the stock option and/or LLC Interest award. The assumptions that we used to calculate these amounts are discussed in Note 10, Equity-Based Compensation, to our audited consolidated financial statements for the fiscal year ended December 31, 2022 included in our Annual Report on Form 10-K.

The table below shows the aggregate numbers of shares of our Class A common stock subject to outstanding option awards (exercisable and unexercisable) and restricted stock unit awards (unvested), and LLC Interests awards (unvested) held as of December 31, 2022 by each non-employee director.
Name	Shares of Class A Common Stock Underlying Options Outstanding at Year End	Unvested Restricted Stock Unit Awards Outstanding at Year End	Unvested LLC Interests Awards Outstanding at Year End
Ian M. Bickley	60,711	33,882	16,593
Jennifer N. Harris	46,878	25,134	23,234
Attica A. Jaques	60,711	25,134	16,593
Beth J. Kaplan	42,306	25,134	64,061
Gavin M. Turner[2]
2 As a partner in one of our principal investors, Mr. Turner does not receive any compensation for his service on our Board.

Director Compensation Program
In connection with our IPO, the Board adopted a nonemployee director compensation program (the “Director Compensation Program”), which became effective in connection with the completion of our IPO. Pursuant to the Director Compensation Program, our non-employee directors receive cash compensation as follows:
•Each non-employee director receives an annual cash retainer in the amount of $50,000 per year.
•The chairperson of the audit committee receives an additional annual cash retainer in the amount of $20,000 per year for such chairperson’s service on the audit committee.
•The chairperson of the compensation committee receives an additional annual cash retainer in the amount of $14,000 per year for such chairperson’s service on the compensation committee.
•The chairperson of the nominating and corporate governance committee will receive an additional annual cash retainer in the amount of $8,000 per year for such chairperson’s service on the nominating and governance committee.
In 2022, the Compensation Committee provided the non-employee directors with the opportunity to elect to receive restricted stock units in lieu of all or a portion of their annual retainers. In such case, for awards beginning in 2023, the grant of restricted stock units, referred to as the

Retainer RSU Grant, will be made automatically on the date of our annual stockholder’s meeting. For awards made in 2022, the Retainer RSU Grant was made in October 2022. The Retainer RSU Grant is the number of shares of our Class A common stock calculated by dividing (a) the amount of the annual retainer that is expected to be paid to such director from the grant date through the next annual stockholder’s meeting by (b) the average closing trading price of our common stock over the most recently completed month as of the grant date. Any Retainer RSU Grant made in 2022 will vest on the one-year anniversary of the award. For Retainer RSU Grants made after 2022, vesting will occur on the earlier of the first anniversary of the date of grant or the date of the annual stockholder’s meeting immediately following the date of grant. In order to receive a Retainer RSU Grant, the electing non-employee director must make an election in the time and manner specified in accordance with the Director Compensation Program or will otherwise receive the retainer in cash. Generally, this requires that (i) non-employee directors who are initially elected to our board of directors make their election prior to the date such individual first begins service, (ii) for all other directors within 30 days of the date on which the Compensation Committee adopted the program, or (iii) for all other non-employee directors, annual elections must be made no later than December 31, or such earlier date determined by the Board or the Compensation Committee, in the year prior to the year of service for which the annual retainer relates.
Under the Director Compensation Program, each non-employee director is, in addition to the annual retainers, eligible to receive initial and annual awards of Class A common stock restricted stock units. Specifically, each non-employee director who is initially appointed or elected to our board of directors after our IPO, will automatically be granted, on the date on which the director commences services, a number of restricted stock units calculated by dividing (a) $140,000 by (b) the average closing trading price of our Class A common stock over the most recent completed month as of the grant date, rounded down to the nearest whole restricted stock unit, referred to as the Initial Grant. Additionally, each non-employee director who continues to serve on our board of directors as of immediately following the date of each annual stockholder’s meeting, will be granted a number of restricted stock units calculated by dividing (a) $140,000 by (b) the average closing trading price of our Class A common stock over the most recent completed month as of the grant date, rounded down to the nearest whole restricted stock unit, automatically on the date of each annual stockholder’s meeting thereafter, referred to as the Annual Grant. The Initial Grant will vest on the first anniversary of the applicable date of grant, subject to continued service through the applicable vesting date. The Annual Grant will vest on the earlier of the first anniversary of the applicable date of grant or the date of our annual stockholder’s meeting immediately following the date of grant, subject to continued service through each applicable vesting date.
In the event of a change in control, each Initial Grant and Annual Grant, along with any stock options or other equity-based awards held by any non-employee director, will vest and, to the extent applicable, become exercisable immediately prior to such change in control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding Common Stock, as of the April 10, 2023, by:
•each person known by us to beneficially own more than 5% of our Common Stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 11,621,521 shares of Class A common stock, 35,476,085 shares of Class B common stock, and 49,119,976 shares of Class C common stock outstanding as of April 10, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, or other rights held by such person that are currently vested or exercisable or will become vested or exercisable within 60 days of April 10, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Each outstanding share of Class B common stock and Class C common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock and Class C common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain permitted transfers described in our Amended and Restated Certificate of Incorporation, including transfers to family members, trusts solely for the benefit of the stockholder or their family members, and partnerships, corporations, and other entities exclusively owned by the stockholder or their family members, as well as affiliates, subject to certain exceptions. Once converted or transferred and converted into Class A common stock, neither Class B common stock nor Class C common stock will be reissued. Each share of Class C common stock will also automatically convert into one share of Class B common stock upon the earlier of (1) the 10-year anniversary of our IPO and (2) the date on which the Just Rocks ceases to hold at least 8% of the aggregate number of shares of all classes of common stock then outstanding, assuming exchange of all LLC Interests. Once converted into Class B common stock, Class C common stock will not be reissued.

Unless otherwise indicated, the address of all listed stockholders is 300 Grant Avenue, Third Floor, San Francisco, CA 94108. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Class A	Class B	Class C	Combined
Common Stock(1)	Common Stock	Common Stock	Voting Power(2)

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage	Number of Shares Beneficially Owned	Percentage	Number of Shares Beneficially Owned	Percentage	Percentage
5% Stockholders
Just Rocks, Inc.(3)					49,119,976	100	91.2
Mainsail GP III, LLC(4)			31,965,771	90.1			5.9
The Vanguard Group(5)	967,826	8.3					*
Capital World Investors (6)	866,800	7.5					*

Ameriprise Financial, Inc.(7)	795,979	6.8		__			*
Barclays PLC(8)	593,080	5.1		__			*
Named Executive Officers and Directors
Ian M. Bickley(9)	105,472	*	13,681	*	__	__	*
Beth Gerstein(10)	__	__	__	__	49,119,976	100	91.2
Eric Grossberg(11)	__	__	__	__	49,119,976	100	91.2
Jennifer N. Harris(12)	55,513	*	22,276	*	__	__	*
Attica A. Jaques(13)	55,772	*	13,681	*	__	__	*
Beth J. Kaplan(14)	68,736	*	226,585	*	__	__	*
Jeffrey Kuo(15)	72,411	*	840,678	2.4	__	__	*
Gavin M. Turner(16)	__	__	31,965,771	90.1	__	__	5.9
All officers and directors as a group (8 persons)(17)	357,904	3.0	33,082,672	93.2	49,119,976	100	97.4

*Less than one percent.
[1] Each LLC Interest (other than LLC Interests held by us and 499,563 interests held by certain of the Continuing Equity Holders that are subject to time-based vesting requirements) is redeemable from time to time at each holder’s option and is also redeemable in connection with an offering in the event that the majority of the holders of LLC Interests deliver redemption notices provided that such redemption is pro rata from all members, each at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), newly-issued shares of our Class A common stock or Class D common stock, as applicable, on a one-for-one basis or, to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A common stock or Class D common stock, as applicable, for each LLC Interest so redeemed, in each case, in accordance with the terms of the Brilliant Earth, LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the Nasdaq rules) who are disinterested), we may effect a direct exchange by Brilliant Earth Group, Inc. of such Class A common stock or Class D common stock, or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. In this table, beneficial ownership of LLC Interests has been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged. When an LLC Interest is exchanged by a Continuing Equity Holder, a corresponding share of Class B common stock or Class C common stock will be cancelled.

[2] Represents the percentage of voting power of our Class A common stock, Class B common stock, and Class C common stock voting as a single class. Each share of Class A common stock entitles the registered holder to one vote per share, each share of Class B common stock entitles the registered holder thereof to one vote per share and each share of Class C common stock entitles the registered holder thereof to ten votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock, Class B common stock, and Class C common stock vote as a single class on all matters except as required by law or our amended and restated certificate of incorporation.

[3] Based on information obtained from the Schedule 13G/A filed with the SEC on February 10, 2023, and on information known to the Company, on behalf of Just Rocks, Inc. (“Just Rocks”), Beth Gerstein, and Eric Grossberg. Consists of 49,119,976 LLC Interests (and associated shares of Class C common stock)] held by Just Rocks. Just Rocks. is jointly owned and controlled by Ms. Gerstein and Mr. Grossberg (as described in footnotes (9) and (10), respectively), and as such Ms. Gerstein and Mr. Grossberg may be deemed to have shared voting and dispositive power over the securities.

[4] Based solely on a Schedule 13G filed with the SEC on February 11, 2022 on behalf of Mainsail GP III, LLC ("GP III"), Mainsail Incentive Program, LLC ("MIP"), Mainsail Co-Investors III, L.P. ("MCOI"), Mainsail Partners III, L.P. (“MP III”), Mainsail Management Company, LLC (“MMC”, and together with GP III, MIP, MCOI, and MP III (“Mainsail”), and Gavin M. Turner. Consists of (i) 31,213,636 LLC Interests (and associated shares of Class B common stock) held by GP III, (ii) 62,051 LLC Interests (and associated shares of Class B common stock) held by MIP and (iii) 690,084 LLC Interests (and associated shares of Class B common stock) held by MCOI. GP III is the general partner of MP III. MCOI is a co-investment vehicle that invests alongside MP III. GP III is the general partner of MCOI. A three-member investment committee of GP III acts by a majority vote, with Gavin M. Turner possessing a veto right with respect to the voting and dispositive power of the securities held by MP III and MCOI. MMC is the managing member of MIP and Gavin M. Turner is sole Manager of MMC. Each reporting person reports shared voting and dispositive power with respect to all shares reported as beneficially owned by such person. The address of each of the reporting persons is 500 West 5th Street, Suite 1100 Austin, TX 78701.

[5] Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023 by the Vanguard Group (“Vanguard”). Vanguard has sole voting power over no shares, shared voting power over no shares, sole dispositive power over 963,896 shares and shared dispositive power over 3,930 shares. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported therein. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

[6] Based solely on a Schedule 13G filed with the SEC on February 13, 2023 on behalf of Capital World Investors (“CWI”). CWI is a division of Capital Research and Management Company ("CRMC"), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the "investment management entities"). CWI's divisions of each of the investment management entities collectively provide investment management services under the name "Capital World Investors." CWI has sole voting power and sole dispositive power with respect to the shares reported. The address of CWI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

[7] Based solely on a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Ameriprise Financial, Inc. (“AFI”) and Columbia Management Investment Advisers, LLC (“CMIA”). AFI, as the parent company of CMIA, may be deemed to be beneficially owned the shares reported by CMIA. . AFI and CMIA have shared voting and shared dispositive power over the shares reported. AFI’s address is 145 Ameriprise Financial Center, Minneapolis, MN 55474. CMIA’s address is 290 Congress Street, Boston, MA 02210.

[8] Based solely on a Schedule 13G filed with the SEC on February 10, 2022 on behalf of Barclays Bank PLC and Barclays. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The Schedule 13G reports that Barclays Bank PLC and Barclays PLC each has sole voting power and dispositive over 593,080 shares. The address of each of the reporting persons is 1 Churchill Place, London, E14 5HP, England.

[9] With respect to Class A common stock, consists of 50,000 shares of Class A common stock, 25,134 restricted stock units scheduled to vest within 60 days of April 10, 2023, and 30,338 shares of Class A common stock underlying stock options exercisable within 60 days of April 10, 2023 and with respect to Class B common stock, consists of 12,539 shares of Class B common stock and 1,142 LLC Interests that will vest within 60 days of April 10, 2023.

[10] Consists of the securities identified in footnote (3) above. Ms. Gerstein owns her shares of Just Rocks, Inc. through The Beth T. Gerstein 2021 Annuity Trust, The Alexander M. Sutton 2021 Annuity Trust and The Sutton-Gerstein Family Trust, for which Ms. Gerstein serves as the Trustee and has voting power and investment power over such shares.

[11] Consists of the securities identified in footnote (3) above. Mr. Grossberg owns his shares of Just Rocks, Inc. through The Eric S. Grossberg 2021 Annuity Trust and The Eric S. Grossberg Revocable Trust, for which Mr. Grossberg serves as the Trustee and has voting power and investment power over such shares.

[12] With respect to Class A common stock, consists of 5,000 shares of Class A common stock, 25,134 restricted stock units scheduled to vest within 60 days of April 10, 2023, and 25,379 shares of Class A common stock underlying stock options exercisable within 60 days of April 10, 2023 and with respect to Class B common stock, consists of 20,558 shares of Class B common stock and 1,718 LLC Interests that will vest within 60 days of April 10, 2023.

[13] With respect to Class A common stock, consists of 300 shares of Class A common stock, 25,134 restricted stock units scheduled to vest within 60 days of April 10, 2023, and 30,338 shares of Class A common stock underlying stock options exercisable within 60 days of April 10, 2023 and with respect to Class B common stock, consists of 12,539 shares of Class B common stock and 1,142 LLC Interests that will vest within 60 days of April 10, 2023.

[14] With respect to Class A common stock, consists of 6,000 shares of Class A common stock, 25,134 restricted stock units scheduled to vest within 60 days of April 10, 2023, and 37,602 shares of Class A common stock underlying stock options exercisable within 60 days of April 10, 2023 and with respect to Class B common stock, consists of 212,353 shares of Class B common stock and 14,232 LLC Interests that will vest within 60 days of April 10, 2023.

[15] With respect to Class A common stock, consists of 21,929 shares of Class A common stock, 5,483 restricted stock units scheduled to vest within 60 days of April 10, 2023, and 44,999 shares of Class A common stock underlying stock options exercisable within 60 days of April 10, 2023 and with respect to Class B common stock, consists of 827,078 shares of Class B stock of which 101,903 shares are held by the Alpha Echo Family Protection Trust and 101,903 are held by the Beta Echo Family Protection Trust and 13,600 LLC Interests that will vest within 60 days of April 10, 2023. Mr. Kuo serves as the Trustee for both of the trusts and has voting power and investment power over such shares held by the trusts.

[16] Consists of the securities identified in footnote (4) above.
[17] With respect to Class A Common Stock, consists of 83,229 shares of Class A common stock, 106,019 restricted stock units scheduled to vest within 60 days of April 10, 2023, 168,656 shares of Class A common stock underlying options exercisable within 60 days of April 10, 2023, with respect to Class B Common stock consists of 33,050,838 shares of Class B common stock and 31,834 LLC Interests that will vest within 60 days of April 10, 2023, and with respect to Class C common stock, consists of 49,119,976 shares of Class C common stock.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest.

Under the policy, our finance team is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. The Company’s Chief Financial Officer then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction and take into account the Company’s Code of Business Conduct and Ethics. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock or our Class B common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

Tax Receivable Agreement
In connection with our IPO, we entered into a tax receivable agreement (the “TRA") with Brilliant Earth, LLC and the members thereof (the “Continuing Equity Owners”) which refers to the holders of Brilliant Earth, LLC interests and holders of our Class B common stock and Class C common stock following our IPO and related transactions, and includes Just Rocks, Beth Gerstein, Eric Grossberg, Jeffrey Kuo and Mainsail. The TRA provides for the payment by Brilliant Earth Group, Inc. to the Continuing Equity Owners of 85% of the amount of tax benefits, if any, that Brilliant Earth Group, Inc. actually realizes (or in some circumstances is deemed to realize), as a result of (1) increases in Brilliant Earth Group, Inc.’s allocable share of the tax basis of Brilliant Earth, LLC’s assets resulting from (a) Brilliant Earth Group, Inc.’s purchase of LLC Interests directly from Brilliant Earth, LLC and from each Continuing Equity Owner, (b) any future redemptions or exchanges of LLC Interests for Class A common stock, Class D common stock, or cash, and (c) certain distributions (or deemed distributions) by Brilliant Earth, LLC; and (2) certain tax benefits arising from payments under the Tax Receivable Agreement.

Registration Rights Agreement
We entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Holders (as defined below) in connection with our IPO. The Registration Rights Agreement provides the Holders with certain “demand” registration rights whereby, at any time after 180 days following our IPO and the expiration of any related lock-up period, a Holder can require us to register under the Securities Act the offer and sale of shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), upon redemption or exchange of their LLC Interests. The Registration Rights Agreement will also provide for customary “piggyback”

registration rights for all parties to the agreement. “Holders” refers collectively to holders of LLC Interests and our Class B common stock and Class C common stock immediately following consummation of our IPO and the transactions contemplated thereby, including our co-founders, Ms. Gerstein and Mr. Grossberg, Just Rocks, Inc. and Mainsail, who, following the consummation of the IPO, may exchange at each of their respective options, in whole or in part from time to time, their LLC Interests (along with an equal number of shares of Class B common stock or Class C common stock (and such shares shall be immediately cancelled)), as applicable, for, at our election (determined solely by our independent directors (within the meaning of the Nasdaq Rules) who are disinterested), cash or newly-issued shares of our Class A common stock or Class D common stock, as applicable.

Stockholders Agreement
In connection with our IPO, we entered into the Stockholders Agreement. The terms of the Stockholders Agreement regarding director designation rights and voting for the election of directors are described above in the “Corporate Governance” section under the header “Stockholders Agreement.”

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers.

Directed Share Program
At our request, the underwriters reserved for sale at the IPO price per share of $12 up to 5% of the shares of Class A common stock offered in our IPO, to certain individuals through a directed share program, including our directors, employees and certain other individuals identified by management.

OTHER MATTERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2022, the members of our Compensation Committee were Beth J. Kaplan, Jennifer N. Harris, and Gavin M. Turner. None of the members of our Compensation Committee are our current employees. During the fiscal year ended December 31, 2022, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 300 Grant Avenue, Third Floor, San Francisco, CA 94108 in writing not later than December 27, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than the close of business on February 7, 2024 and no later than the close of business on March 8, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 6, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

BRILLIANT EARTH GROUP, INC. ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 10, 2023 without charge upon written request addressed to Brilliant Earth Group, Inc., Attention: Secretary, 300 Grant Avenue, Third Floor, San Francisco, CA 94108. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.brilliantearth.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Beth Gerstein
Beth Gerstein
Chief Executive Officer and Director

/s/ Eric Grossberg
Eric Grossberg
Executive Chairman

San Francisco, California
April 25, 2023

SCAN TO VIEW MATERIALS & VOTE W

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BRLT2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V09255-P87850 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRILLIANT EARTH GROUP, INC.

The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. Election of Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified:	!	!	!

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Eric Grossberg
02) Attica A. Jaques
03) Gavin M. Turner

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V09236-P87850

BRILLIANT EARTH GROUP, INC.
Annual Meeting of Stockholders
June 6, 2023 9:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Brilliant Earth Group, Inc. hereby appoint(s) Beth Gerstein and Eric Grossberg, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock, Class B common stock, Class C common stock, and/or Class D common stock, as applicable, of Brilliant Earth Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on Tuesday, June 6, 2023, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/BRLT2023, and any continuation, adjournment or postponement thereof (the "Annual Meeting").

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side